SUMMARY PROSPECTUS
February 1, 2016, as revised October 31, 2016
CALVERT EQUITY PORTFOLIO
Class (Ticker):	I (CEYIX)
Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated February 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.61%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	0.68%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.66%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6,743	$21,342	$37,462	$84,265
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment.
As of December 31, 2015, the market capitalization of the Russell 1000 Index companies ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion.
The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.
The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.

SUMMARY PROSPECTUS FEBRUARY 1, 2016, as revised October 31, 2016 1

Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the Standard & Poor’s (“S&P”) 500 Index to the Russell 1000 Growth Index because the Advisor believes that the Russell 1000 Growth Index is more representative of the investment approach used to manage the Fund. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	18.18%
Worst Quarter (of periods shown)	12/31/08	-24.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that

2 SUMMARY PROSPECTUS FEBRUARY 1, 2016, as revised October 31, 2016 shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	4.19%	11.72%	8.13%
Return after taxes on distributions	-0.59%	9.86%	6.94%
Return after taxes on distributions and sale of Fund shares	6.03%	9.30%	6.56%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Lipper Large-Cap Growth Funds Avg(reflects no deduction for taxes)	5.26%	12.27%	7.54%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Atlanta Capital Management Company, LLC (“Atlanta Capital” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joseph B. Hudepohl, CFA	Managing Director, Principal and Portfolio Manager	Since June 2015
Lance V. Garrison, CFA	Vice President, Principal and Portfolio Manager	Since June 2015
Jeffrey A. Miller, CFA	Vice President, Principal and Portfolio Manager	Since June 2015
Robert R. Walton, Jr., CFA	Vice President, Principal and Portfolio Manager	Since June 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.

Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-03334 Calvert Social Investment Fund

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

SUMMARY PROSPECTUS FEBRUARY 1, 2016, as revised October 31, 2016 3